CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The company’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions. The company’s capital is monitored through the debt-to-total capitalization ratio on a consolidated basis. As at December 31, 2023 this ratio was 37% (2022: 34%).
Subsidiaries of the company have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige the company and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to the company, as well as repayment of outstanding debt.
The company’s strategy is to maintain the measures set out in the following schedule as at December 31:

(MILLIONS)	2023	2022
Non-recourse borrowings(1)	$16,217	$13,780

Deferred income tax liabilities, net(2)	5,717	5,193
BEPC exchangeable and class B shares	4,721	4,364
Equity
Participating non-controlling interest – in operating subsidiaries	11,070	10,680
Participating non-controlling interest – in a holding subsidiary held by Brookfield Renewable	272	271
The partnership	5,787	5,873
Total capitalization	$43,784	$40,161
Debt-to-total capitalization	37%	34%
(1)Excludes $145 million (2022: $65 million) of deferred financing fees, net of unamortized premiums.
(2)Deferred income tax liabilities less deferred income tax assets.